UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 13, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 13, 2023, Connexa Sports Technologies Inc. (the “Company”) held a virtual special meeting of stockholders at 10:00 a.m. Eastern Time (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement filed with U.S. Securities and Exchange Commission on August 11, 2023 and the Company’s definitive proxy statement filed with a correction on September 6, 2023. As of August 2, 2023, the record date of the Special Meeting, there were a total of 22,373,529 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 13,481,781 shares of Common Stock were represented in person or by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders were asked to consider and vote upon the following proposals:

Proposal One: Share Issuance Proposal

To approve, pursuant to Nasdaq Rule 5635(d), the issuance of (i) 1,018,510 shares of Common Stock that were issued on October 3, 2022, (ii) 11,802,002 shares of Common Stock issuable upon exercise of Pre-Funded Warrants at an exercise price of $0.00001 per share, (iii) 12,820,512 shares of Common Stock issuable upon the exercise of 5-Year Warrants at an exercise price of $0.39 per share, (iv) 25,641,024 shares of Common Stock issuable upon the exercise of 7.5 Year Warrants at an exercise price of $0.43 per share, and (v) 18,099,548 shares of Common Stock issuable upon the exercise of 5.5 Year Warrants at an at an exercise price per share equal to $0.221 per share.

The Share Issuance Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
11,948,769	151,246	2,335

Proposal Two: Reverse Stock Split Proposal

To (i) authorize a reverse stock split of the Common Stock within a range of one (1)-for-ten (10) to one (1)-for-forty (40) (“Reverse Stock Split”), with the Board of Directors of the Company to set the specific ratio and determine the date for the reverse split to be effective, and (ii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of stockholders, at any time within 12 months of the approval of this proposal.

The Reverse Stock Split Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
12,775,186	706,595	0

Proposal Three: Adjournment Proposal

To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve and adopt the Share Issuance Proposal and the Reverse Stock Split Proposal.

The Adjournment Proposal was approved by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
12,870,901	600,805	10,075

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: September 18, 2023	By:	/s/ Mike Ballardie
	Name:	Mike Ballardie
	Title:	Chief Executive Officer